                                                     Exhibit 99.1
--------------------------------------------------------------------------------
                                                      Monthly Operating Report

  -------------------------------------
  CASE  NAME:  Kitty Hawk, Inc.                       ACCRUAL BASIS
  -------------------------------------

  -------------------------------------
  CASE  NUMBER: 400-42141-BJH                         02/13/95, RWD, 2/96
  -------------------------------------

  -------------------------------------
  JUDGE: Barbara J. Houser
  -------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                          MONTH ENDING: MAY 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                      Chief Financial Officer
------------------------------------------         -------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                      TITLE

Drew Keith                                          6/20/2001
------------------------------------------         --------------------------
PRINTED NAME OF RESPONSIBLE PARTY                     DATE

PREPARER:

/s/ Jessica L. Wilson                               Chief Accounting Officer
------------------------------------------         --------------------------
ORIGINAL SIGNATURE OF PREPARER                               TITLE

Jessica L. Wilson                                   6/20/2001
------------------------------------------         --------------------------
PRINTED NAME OF PREPARER                              DATE
                                                      ----

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Monthly Operating Report

---------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                                                                                 ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                                                                   02/13/95, RWD, 2/96
---------------------------------------------


---------------------------------------------

COMPARATIVE BALANCE SHEET

------------------------------------------------------------------------------------------------------------------------------------
                                                  SCHEDULE                  MONTH                      MONTH                 MONTH
                                                                --------------------------------------------------------------------
ASSETS                                             AMOUNT                April 2001                   May 2001
------------------------------------------------------------------------------------------------------------------------------------
1.        UNRESTRICT CASH                       $ 13,401,586           $ 43,348,802                $ 43,878,846            $      0
------------------------------------------------------------------------------------------------------------------------------------
2.        RESTRICTED CASH                                              $          0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
3.        TOTAL CASH                            $ 13,401,586           $ 43,348,802                $ 43,878,846            $      0
------------------------------------------------------------------------------------------------------------------------------------
4.        ACCOUNTS RECEIVABLE (NET)                                   ($ 12,614,884)              ($ 12,434,824            $      0
------------------------------------------------------------------------------------------------------------------------------------
5.        INVENTORY                                                   ($  1,016,667)              ($  1,016,667            $      0
------------------------------------------------------------------------------------------------------------------------------------
6.        NOTES RECEIVABLE                      $     15,000           $     15,000                $     15,000            $      0
------------------------------------------------------------------------------------------------------------------------------------
7.        PREPAID EXPENSES                                             $    646,650                $    633,586            $      0
------------------------------------------------------------------------------------------------------------------------------------
8.        OTHER (ATTACH LIST)                   $422,186,692           $339,561,086                $337,816,272            $      0
------------------------------------------------------------------------------------------------------------------------------------
9.        TOTAL CURRENT ASSETS                  $435,603,278           $369,939,987                $368,892,213            $      0
------------------------------------------------------------------------------------------------------------------------------------
10.       PROPERTY, PLANT & EQUIPMENT           $  2,425,652           $  6,083,445                $  6,092,495            $      0
------------------------------------------------------------------------------------------------------------------------------------
11.       LESS: ACCUMULATED
          DEPRECIATION/DEPLETION                                       $  2,254,713                $  2,333,098            $      0
------------------------------------------------------------------------------------------------------------------------------------
12.       NET PROPERTY, PLANT &
          EQUIPMENT                             $  2,425,652           $  3,828,732                $  3,759,397            $      0
------------------------------------------------------------------------------------------------------------------------------------
13.       DUE FROM INSIDERS                     $     62,465           $    219,367                $    219,367            $      0
------------------------------------------------------------------------------------------------------------------------------------
14.       OTHER ASSETS - NET OF
          AMORTIZATION (ATTACH LIST)            $ 10,967,208           $  9,579,218                $  9,508,617            $      0
------------------------------------------------------------------------------------------------------------------------------------
15.       OTHER (ATTACH LIST)                   $138,370,015           $138,370,015                $138,370,015            $      0
------------------------------------------------------------------------------------------------------------------------------------
16.       TOTAL ASSETS                          $587,428,618           $521,937,319                $520,749,609            $      0
------------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
17.       ACCOUNTS PAYABLE                                             $    533,734                $    167,453            $      0
------------------------------------------------------------------------------------------------------------------------------------
18.       TAXES PAYABLE                                                $          0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
19.       NOTES PAYABLE                                                $          0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
20.       PROFESSIONAL FEES                                            $    790,477                $  1,003,051            $      0
------------------------------------------------------------------------------------------------------------------------------------
21.       SECURED DEBT                                                 $          0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
22.       OTHER (ATTACH LIST)                                          $  2,365,553                $  1,933,271            $      0
------------------------------------------------------------------------------------------------------------------------------------
23.       TOTAL POSTPETITION
          LIABILITIES                                                  $  3,689,764                $  3,103,775            $      0
------------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
24.       SECURED DEBT                          $466,119,468           $388,707,807                $388,106,144            $      0
------------------------------------------------------------------------------------------------------------------------------------
25.       PRIORITY DEBT                         $     29,661                     $0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
26.       UNSECURED DEBT                        $ 22,580,547             $2,232,268                $  2,232,210            $      0
------------------------------------------------------------------------------------------------------------------------------------
27.       OTHER (ATTACH LIST)                   $          0            $28,849,513                $ 28,849,513            $      0
------------------------------------------------------------------------------------------------------------------------------------
28.       TOTAL PREPETITION LIABILITIES         $488,729,676           $419,789,588                $419,187,867            $      0
------------------------------------------------------------------------------------------------------------------------------------
29.       TOTAL LIABILITIES                     $488,729,676           $423,479,352                $422,291,642            $      0
------------------------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------------------------
30.       PREPETITION OWNERS' EQUITY                                   $ 98,457,967                $ 98,457,967            $      0
------------------------------------------------------------------------------------------------------------------------------------
31.       POSTPETITION CUMULATIVE
          PROFIT OR (LOSS)                                             $          0                $          0            $      0
------------------------------------------------------------------------------------------------------------------------------------
32.       DIRECT CHARGES TO EQUITY
          (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------------------------
33.       TOTAL EQUITY                          $          0           $ 98,457,967                $ 98,457,967            $      0
------------------------------------------------------------------------------------------------------------------------------------
34.       TOTAL LIABILITIES  &
          OWNERS' EQUITY                        $488,729,676           $521,937,319                $520,749,609            $      0
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                        Monthly Operating Report

----------------------------------------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                                                                   ACCRUAL BASIS-2
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
CASE NUMBER: 400-42141-BJH                                                                              02/13/95, RWD, 2/96
----------------------------------------------------------------------------------

------------------------------------------------------------
INCOME STATEMENT
------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
                                                  MONTH                 MONTH                 MONTH               QUARTER
                                           -----------------------------------------------------------------
REVENUES                                       April 2001             May 2001                                     TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.      GROSS REVENUES                          $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
2.      LESS: RETURNS & DISCOUNTS               $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
3.      NET REVENUE                             $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-------------------------------------------------------------------------------------------------------------------------------
4.      MATERIAL                                $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
5.      DIRECT LABOR                            $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
6.      DIRECT OVERHEAD                         $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
7.      TOTAL COST OF GOODS SOLD                $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
8.      GROSS PROFIT                            $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
9.      OFFICER/INSIDER COMPENSATION            $107,083            $  107,083               $     0            $  214,166
-------------------------------------------------------------------------------------------------------------------------------
10.     SELLING & MARKETING                     $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
11.     GENERAL & ADMINISTRATIVE               ($926,888)          ($1,385,667)              $     0           ($2,312,555)
-------------------------------------------------------------------------------------------------------------------------------
12.     RENT & LEASE                            $ 29,233            $   29,683               $     0            $   58,916
-------------------------------------------------------------------------------------------------------------------------------
13.     OTHER (ATTACH LIST)                     $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
14.     TOTAL OPERATING EXPENSES               ($790,572)          ($1,248,901)              $     0           ($2,039,473)
-------------------------------------------------------------------------------------------------------------------------------
15.     INCOME BEFORE NON-OPERATING
        INCOME & EXPENSE                        $790,572            $1,248,901               $     0            $2,039,473
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
16.     NON-OPERATING INCOME (ATT. LIS         ($134,266)          ($  205,976)              $     0           ($  340,242)
-------------------------------------------------------------------------------------------------------------------------------
17.     NON-OPERATING EXPENSE (ATT. LI          $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
18.     INTEREST EXPENSE                        $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
19.     DEPRECIATION/DEPLETION                  $ 78,385            $   78,385               $     0            $  156,770
-------------------------------------------------------------------------------------------------------------------------------
20.     AMORTIZATION                            $ 76,984            $   76,984               $     0            $  153,968
-------------------------------------------------------------------------------------------------------------------------------
21.     OTHER (ATTACH LIST)                     $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
22.     NET OTHER INCOME & EXPENSES             $ 21,103           ($   50,607)              $     0           ($   29,504)
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
23.     PROFESSIONAL FEES                       $769,469            $1,299,508               $     0            $2,068,977
-------------------------------------------------------------------------------------------------------------------------------
24.     U.S. TRUSTEE FEES                       $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
25.     OTHER (ATTACH LIST)                     $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
26.     TOTAL REORGANIZATION EXPENSES           $769,469            $1,299,508               $     0            $2,068,977
-------------------------------------------------------------------------------------------------------------------------------
27.     INCOME TAX                              $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
28.     NET PROFIT (LOSS)                       $      0            $        0               $     0            $        0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                          Monthly Operating Report
   ----------------------------------
   CASE NAME: Kitty Hawk, Inc.                                                ACCRUAL BASIS-3
   ----------------------------------
   ----------------------------------
   CASE NUMBER: 400-42141-BJH                                                             02/13/95, RWD, 2/96
   ----------------------------------
   ---------------------------------------------------------------------------------------------------------------------------
   CASH RECEIPTS AND                                     MONTH                MONTH               MONTH                QUARTER
                                                -----------------------------------------------------------------
   DISBURSEMENTS                                      April 2001             May 2001                                    TOTAL
   ---------------------------------------------------------------------------------------------------------------------------
   1.      CASH - BEGINNING OF MONTH                     $41,616,063          $43,348,802                           $41,616,063
   ----------------------------------------------------------------------------------------------------------------------------
   RECEIPTS FROM OPERATIONS
   ----------------------------------------------------------------------------------------------------------------------------
   2.      CASH SALES                                    $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   COLLECTION OF ACCOUNTS RECEIVABLE
   ----------------------------------------------------------------------------------------------------------------------------
   3.      PREPETITION                                   $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   4.      POSTPETITION                                  $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   5.      TOTAL OPERATING RECEIPTS                      $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   NON - OPERATING RECEIPTS
   ----------------------------------------------------------------------------------------------------------------------------
   6.      LOANS & ADVANCES (ATTACH LIST)                $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   7.      SALE OF ASSETS                                $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   8.      OTHER (ATTACH LIST)                           $30,936,700          $23,052,811                  $0       $53,989,511
   ----------------------------------------------------------------------------------------------------------------------------
   9.      TOTAL NON-OPERATING RECEIPTS                  $30,936,700          $23,052,811                  $0       $53,989,511
   ----------------------------------------------------------------------------------------------------------------------------
   10.     TOTAL RECEIPTS                                $30,936,700          $23,052,811                  $0       $53,989,511
   ----------------------------------------------------------------------------------------------------------------------------
   11.     TOTAL CASH AVAILABLE                          $72,552,763          $66,401,613                  $0       $95,605,574
   ----------------------------------------------------------------------------------------------------------------------------
   OPERATING DISBURSEMENTS
   ----------------------------------------------------------------------------------------------------------------------------
   12.     NET PAYROLL                                   $ 3,222,346          $ 3,014,395                  $0       $ 6,236,741
   ----------------------------------------------------------------------------------------------------------------------------
   13.     PAYROLL TAXES PAID                            $ 1,369,709          $ 1,264,576                  $0       $ 2,634,285
   ----------------------------------------------------------------------------------------------------------------------------
   14.     SALES, USE & OTHER TAXES PAID                 $    54,341          $    16,721                  $0       $    71,062
   ----------------------------------------------------------------------------------------------------------------------------
   15.     SECURED/RENTAL/LEASES                         $ 5,981,950          $ 2,738,449                  $0       $ 8,720,399
   ----------------------------------------------------------------------------------------------------------------------------
   16.     UTILITIES                                     $    62,628          $    70,288                  $0       $   132,916
   ----------------------------------------------------------------------------------------------------------------------------
   17.     INSURANCE                                     $   866,402          $   536,597                  $0       $ 1,402,999
   ----------------------------------------------------------------------------------------------------------------------------
   18.     INVENTORY PURCHASES                           $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   19.     VEHICLE EXPENSES                              $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   20.     TRAVEL                                        $ 1,000,365          $   766,320                  $0       $ 1,766,685
   ----------------------------------------------------------------------------------------------------------------------------
   21.     ENTERTAINMENT                                 $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   22.     REPAIRS & MAINTENANCE                         $ 3,431,410          $ 3,205,047                  $0       $ 6,636,457
   ----------------------------------------------------------------------------------------------------------------------------
   23.     SUPPLIES                                      $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   24.     ADVERTISING                                   $     8,340          $    10,525                  $0       $    18,865
   ----------------------------------------------------------------------------------------------------------------------------
   25.     OTHER (ATTACH LIST)                           $12,732,723          $ 9,818,790                  $0       $22,551,513
   ----------------------------------------------------------------------------------------------------------------------------
   26.     TOTAL OPERATING DISBURSEMENTS                 $28,730,214          $21,441,708                  $0       $50,171,922
   ----------------------------------------------------------------------------------------------------------------------------
   REORGANIZATION EXPENSES
   ----------------------------------------------------------------------------------------------------------------------------
   27.     PROFESSIONAL FEES                             $   456,997          $ 1,081,059                  $0       $ 1,538,056
   ----------------------------------------------------------------------------------------------------------------------------
   28.     U.S. TRUSTEE FEES                             $    16,750          $         0                  $0       $    16,750
   ----------------------------------------------------------------------------------------------------------------------------
   29.     OTHER (ATTACH LIST)                           $         0          $         0                  $0       $         0
   ----------------------------------------------------------------------------------------------------------------------------
   30.     TOTAL REORGANIZATION EXPENSES                 $   473,747          $ 1,081,059                  $0       $ 1,554,806
   ----------------------------------------------------------------------------------------------------------------------------
   31.     TOTAL DISBURSEMENTS                           $29,203,961          $22,522,767                  $0       $51,726,728
   ----------------------------------------------------------------------------------------------------------------------------
   32.     NET CASH FLOW                                 $ 1,732,739          $   530,044                  $0       $ 2,262,783
   ----------------------------------------------------------------------------------------------------------------------------
   33.     CASH - END OF MONTH                           $43,348,802          $43,878,846                  $0       $43,878,846
   ----------------------------------------------------------------------------------------------------------------------------
   ============================================================================================================================

--------------------------------------------------------------------------------------------------------------------------------
                                                                                 Monthly Operating Report
----------------------------------
CASE  NAME:  Kitty Hawk, Inc.                                               ACCRUAL BASIS-4
----------------------------------
----------------------------------
CASE  NUMBER: 400-42141-BJH                                                      02/13/95, RWD, 2/96
----------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
                                                            SCHEDULE               MONTH                   MONTH           MONTH
                                                                                 -------------------------------------------------
  ACCOUNTS RECEIVABLE AGING                                  AMOUNT              April 2001               May 2001
  --------------------------------------------------------------------------------------------------------------------------------
  1.        0-30                                                                $     14,120             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  2.        31-60                                                               $          0             $    12,885     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  3.        61-90                                                               $      2,752             $     1,234     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  4.        91+                                                                 $     47,000             $    49,752     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  5.        TOTAL ACCOUNTS RECEIVABLE                       $      0            $     63,872             $    63,871     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  6.        AMOUNT CONSIDERED UNCOLLECTIBLE                                     $ 12,678,756             $12,498,695     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  7.        ACCOUNTS RECEIVABLE (NET)                       $      0            ($12,614,884)           ($12,434,824)    $       0
  --------------------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------

  AGING OF POSTPETITION TAXES AND PAYABLES                                            MONTH:        May 2001
                                                                                            --------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
                                               0-30           31-60                 61-90                  91+
  TAXES PAYABLE                                DAYS           DAYS                  DAYS                   DAYS            TOTAL
  --------------------------------------------------------------------------------------------------------------------------------
  1.        FEDERAL                           $     0       $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  2.        STATE                             $     0       $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  3.        LOCAL                             $     0       $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  4.        OTHER (ATTACH LIST)               $     0       $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  5.        TOTAL TAXES PAYABLE               $     0       $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
  6.        ACCOUNTS PAYABLE                 ($72,212)      $ 10,679            $     15,760             $   213,226     $ 167,453
  --------------------------------------------------------------------------------------------------------------------------------

  -------------------------------------
  STATUS OF POSTPETITION TAXES                                                        MONTH:        May 2001
                                                                                              ------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
                                                            BEGINNING            AMOUNT                                  ENDING
                                                              TAX              WITHHELD AND/              AMOUNT          TAX
  FEDERAL                                                   LIABILITY*          0R ACCRUED                 PAID         LIABILITY
  --------------------------------------------------------------------------------------------------------------------------------
  1.        WITHHOLDING**                                   $      0            $    140,421             $   140,421     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  2.        FICA-EMPLOYEE**                                 $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  3.        FICA-EMPLOYER**                                 $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  4.        UNEMPLOYMENT                                    $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  5.        INCOME                                          $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  6.        OTHER (ATTACH LIST)                             $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  7.        TOTAL FEDERAL TAXES                             $      0            $    140,421             $   140,421     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  STATE AND LOCAL
  --------------------------------------------------------------------------------------------------------------------------------
  8.        WITHHOLDING                                     $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  9.        SALES                                           $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  10.       EXCISE                                          $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  11.       UNEMPLOYMENT                                    $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  12.       REAL PROPERTY                                   $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  13.       PERSONAL PROPERTY                               $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  14.       OTHER (ATTACH LIST)                             $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  15.       TOTAL STATE & LOCAL                             $      0            $          0             $         0     $       0
  --------------------------------------------------------------------------------------------------------------------------------
  16.       TOTAL TAXES                                     $      0            $    140,421             $   140,421     $       0
  --------------------------------------------------------------------------------------------------------------------------------

  * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
  ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

-------------------------------------------------------------------------------

     ----------------------------------------------------------------------
                                              Monthly Operating Report

     -----------------------------------
     CASE  NAME:  Kitty Hawk, Inc.           ACCRUAL BASIS-5
     -----------------------------------

     -----------------------------------
     CASE  NUMBER: 400-42141-BJH              02/13/95, RWD, 2/96
     -----------------------------------


     The Debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:    May 2001
     ----------------------------------------                 ----------------------------------------------------------------
     BANK  RECONCILIATIONS
                                                 Account #1              Account #2             Account #3
     --------------------------------------------------------------------------------------------------------
     A.    BANK:                                  Bank One                Bank One             Wells Fargo
     --------------------------------------------------------------------------------------------------------
     B.    ACCOUNT NUMBER:                       100140334               9319959434            4417-881463            TOTAL
     --------------------------------------------------------------------------------------------------------
     C.    PURPOSE (TYPE):                       Operating              Disbursement             Operating
     -------------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT             $  179,521                $50,000                $25,379           $  379,010
     -------------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED       $        0                $     0                $     0           $        0
     -------------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS           $2,052,024                $     0                $     0           $2,138,369
     -------------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                $  377,490                $     0                $     0           $  377,490
     -------------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS           ($1,495,013)               $50,000                $25,379          ($1,419,634)
     -------------------------------------------------------------------------------------------------------------------------
     6.   NUMBER OF LAST CHECK WRITTEN            No checks                  31491               No checks
     -------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------
     INVESTMENT ACCOUNTS
     --------------------------------------------------------------------------------------------------------------------------
                                                    DATE OF             TYPE OF              PURCHASE              CURRENT
     BANK,  ACCOUNT  NAME  &  NUMBER               PURCHASE           INSTRUMENT              PRICE                 VALUE
     --------------------------------------------------------------------------------------------------------------------------
     7.        Wells Fargo Certificate of Deposit                      CD                   $   600,000            $   605,115
     --------------------------------------------------------------------------------------------------------------------------
     8.        Bank One                              5/31/2001         Overnight Sweep      $44,654,600            $44,654,600
     --------------------------------------------------------------------------------------------------------------------------
     9.        N/A
     --------------------------------------------------------------------------------------------------------------------------
     10.       N/A
     --------------------------------------------------------------------------------------------------------------------------
     11.       TOTAL INVESTMENTS                                                            $45,254,600            $45,259,715
     --------------------------------------------------------------------------------------------------------------------------

     ---------------------------------------------
     CASH
     --------------------------------------------------------------------------------------------------------------------------
     12.       CURRENCY ON HAND                                                                                    $     1,000
     --------------------------------------------------------------------------------------------------------------------------

     --------------------------------------------------------------------------------------------------------------------------
     13.       TOTAL CASH - END OF MONTH                                                                           $43,878,846
     --------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  Monthly Operating Report



     -------------------------------------
     CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-5
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42141-BJH                   02/13/95, RWD, 2/96
     -------------------------------------


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:   May 2001
     ---------------------------------                      --------------------------------------------------------------------
          BANK RECONCILIATIONS                   Account #4           Account #5           Account #6
     ---------------------------------------------------------------------------------------------------------------------------
     A.        BANK:                              Bank One             Bank One             Bank One
     ------------------------------------------------------------------------------------------------------
     B.        ACCOUNT NUMBER:                   1570695922      100129949/9319958451      1586268961              TOTAL
     ------------------------------------------------------------------------------------------------------
     C.        PURPOSE (TYPE):                      Payroll        Health Insurance        Flex Spending
     ---------------------------------------------------------------------------------------------------------------------------
     1.       BALANCE PER BANK STATEMENT              $    0           $86,345                $37,765             $124,110
     ---------------------------------------------------------------------------------------------------------------------------
     2.       ADD: TOTAL DEPOSITS NOT CREDITED        $    0           $     0                $     0             $      0
     ---------------------------------------------------------------------------------------------------------------------------
     3.       SUBTRACT: OUTSTANDING CHECKS            $    0           $86,345                $     0             $ 86,345
     ---------------------------------------------------------------------------------------------------------------------------
     4.       OTHER RECONCILING ITEMS                 $    0           $     0                $     0             $      0
     ---------------------------------------------------------------------------------------------------------------------------
     5.       MONTH END BALANCE PER BOOKS             $    0           $     0                $37,765             $ 37,765
     ---------------------------------------------------------------------------------------------------------------------------
     6.       NUMBER OF LAST CHECK WRITTEN             79862            148619                  11052
     ---------------------------------------------------------------------------------------------------------------------------

     --------------------------------------
     INVESTMENT ACCOUNTS
     -------------------------------------------------------------------------------------------------------------------------
                                                DATE OF              TYPE OF             PURCHASE               CURRENT
     BANK,  ACCOUNT NAME & NUMBER              PURCHASE            INSTRUMENT              PRICE                 VALUE
     -------------------------------------------------------------------------------------------------------------------------
     7.
     -------------------------------------------------------------------------------------------------------------------------
     8.
     -------------------------------------------------------------------------------------------------------------------------
     9.
     -------------------------------------------------------------------------------------------------------------------------
     10.
     -------------------------------------------------------------------------------------------------------------------------
     11.       TOTAL INVESTMENTS                                                           $0                    $     0
     -------------------------------------------------------------------------------------------------------------------------

     --------------------------------------
     CASH
     -------------------------------------------------------------------------------------------------------------------------
     12.       CURRENCY ON HAND                                                                                  $     0
     -------------------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------------------
     13.       TOTAL CASH - END OF MONTH                                                                         $37,765
     -------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                    Monthly Operating Report

     -------------------------------------
     CASE NAME: Kitty Hawk, Inc.                ACCRUAL BASIS-5
     -------------------------------------

     -------------------------------------
     CASE NUMBER: 400-42141-BJH                     02/13/95, RWD, 2/96
     -------------------------------------


     The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:   May 2001
     --------------------------------------              -----------------------------------------------------------------------
     BANK RECONCILIATIONS                       Account #7              Account #8              Account #9
     ----------------------------------------------------------------------------------------------------------
     A.     BANK:                               Bank One
     ----------------------------------------------------------------------------------------------------------
     B.     ACCOUNT NUMBER:                    1586269860                                                              TOTAL
     ----------------------------------------------------------------------------------------------------------
     C.     PURPOSE (TYPE):                        COD
     ---------------------------------------------------------------------------------------------------------------------------
     1.   BALANCE PER BANK STATEMENT                $0                      $0                      $0                  $0
     ---------------------------------------------------------------------------------------------------------------------------
     2.   ADD: TOTAL DEPOSITS NOT CREDITED          $0                      $0                      $0                  $0
     ---------------------------------------------------------------------------------------------------------------------------
     3.   SUBTRACT: OUTSTANDING CHECKS              $0                      $0                      $0                  $0
     ---------------------------------------------------------------------------------------------------------------------------
     4.   OTHER RECONCILING ITEMS                   $0                      $0                      $0                  $0
     ---------------------------------------------------------------------------------------------------------------------------
     5.   MONTH END BALANCE PER BOOKS               $0                                                                  $0
     ---------------------------------------------------------------------------------------------------------------------------
     6.  NUMBER OF LAST CHECK WRITTEN             2111
     ---------------------------------------------------------------------------------------------------------------------------

     ------------------------------------------
     INVESTMENT ACCOUNTS
     ---------------------------------------------------------------------------------------------------------------------------
                                                  DATE OF                 TYPE OF                PURCHASE              CURRENT
     BANK,  ACCOUNT NAME & NUMBER                PURCHASE               INSTRUMENT                PRICE                 VALUE
     ---------------------------------------------------------------------------------------------------------------------------
     7.
     ---------------------------------------------------------------------------------------------------------------------------
     8.
     ---------------------------------------------------------------------------------------------------------------------------
     9.
     ---------------------------------------------------------------------------------------------------------------------------
     10.
     ---------------------------------------------------------------------------------------------------------------------------
     11.       TOTAL INVESTMENTS                                                                        $0               $0
     ---------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------
     CASH
     ---------------------------------------------------------------------------------------------------------------------------
     12.       CURRENCY ON HAND
     ---------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------------------
     13.       TOTAL CASH - END OF MONTH                                                                                 $0
     ---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Monthly Operating Report
------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                                ACCRRUAL BASIS-6
------------------------------------------------
------------------------------------------------
CASE NUMBER: 400-42141-BJH                                                               02/13/95, RWD, 2/96
------------------------------------------------

                                                                                         MONTH:              May 2001
                                                                                         ----------------------------------

------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S.
BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS,
COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------------------------
                                   INSIDERS
--------------------------------------------------------------------------------------------------
                                        TYPE OF                 AMOUNT            TOTAL PAID
                NAME                    PAYMENT                  PAID               TO DATE
--------------------------------------------------------------------------------------------------
1.     Mike Clark                       Salary                  $  7,917           $   97,917
--------------------------------------------------------------------------------------------------
2.     Jim Craig                        Salary                  $ 33,333           $  300,001
--------------------------------------------------------------------------------------------------
3.     Janie Garrard                    Salary                  $      0           $    2,625
--------------------------------------------------------------------------------------------------
4.     Drew Keith                       Salary                  $ 32,500           $  298,962
--------------------------------------------------------------------------------------------------
5      Lena Baker                       Salary                  $      0           $    7,500
--------------------------------------------------------------------------------------------------
6      Jim Reeves                       Salary                  $ 33,333           $  433,329
--------------------------------------------------------------------------------------------------
7      John Turnipseed                  Salary                  $      0           $   41,668
--------------------------------------------------------------------------------------------------
8      TOTAL PAYMENTS
       TO INSIDERS                                              $107,083           $1,182,002
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                           PROFESSIONALS
-----------------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                         TOTAL
                               ORDER AUTHORIZING       AMOUNT        AMOUNT         TOTAL PAID      INCURRED
               NAME               PAYMENT             APPROVED        PAID           TO DATE        & UNPAID *
-----------------------------------------------------------------------------------------------------------------
1.     Lain Faulkner                                                  $145,256      $  818,587      $  103,533
-----------------------------------------------------------------------------------------------------------------
2.     Haynes and Boone                                               $462,570      $3,015,110      $  352,960
-----------------------------------------------------------------------------------------------------------------
3.     The Seabury Group                                              $ 75,000      $1,725,000      $        0
-----------------------------------------------------------------------------------------------------------------
4.     Forshey & Prostock                                             $      0      $  365,670      $        0
-----------------------------------------------------------------------------------------------------------------
5      Price Waterhouse Coopers                                       $      0      $  386,015      $  207,477
-----------------------------------------------------------------------------------------------------------------
6      Jay Alix and Associates                                        $113,796      $  785,310      $   48,859
-----------------------------------------------------------------------------------------------------------------
7      Andrews & Kurth                                                $      0      $  995,467      $  180,000
-----------------------------------------------------------------------------------------------------------------
8      Jenkins & Gilchrist                                            $      0      $   47,474      $        0
-----------------------------------------------------------------------------------------------------------------
9      Ford and Harrison                                              $ 10,219      $  218,196      $    1,728
-----------------------------------------------------------------------------------------------------------------
10     Grant Thornton                                                 $  2,986      $  245,344      $        0
-----------------------------------------------------------------------------------------------------------------
11     Verner Liipfert                                                $157,147      $  580,106      $  108,494
-----------------------------------------------------------------------------------------------------------------
12     TOTAL PAYMENTS
       TO PROFESSIONALS                                  $0           $966,974      $9,182,279      $1,003,051
-----------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

---------------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                          SCHEDULED              AMOUNTS
                                           MONTHLY                 PAID          TOTAL
                                           PAYMENTS               DURING         UNPAID
               NAME OF CREDITOR              DUE                  MONTH       POSTPETITION
---------------------------------------------------------------------------------------------
1.     N/A
---------------------------------------------------------------------------------------------
2.     N/A
---------------------------------------------------------------------------------------------
3.     N/A
---------------------------------------------------------------------------------------------
4.     N/A
---------------------------------------------------------------------------------------------
5.     N/A
---------------------------------------------------------------------------------------------
6.     TOTAL                                     $0                $0                   $0
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Monthly Operating Report

-----------------------------------------------------------
CASE NAME:  Kitty Hawk, Inc.                                                      ACCRUAL BASIS-7
-----------------------------------------------------------

-----------------------------------------------------------
CASE NUMBER: 400-42141-BJH                                                                          02/13/95, RWD, 2/96
-----------------------------------------------------------

                                                                                  MONTH:   May 2001
                                                                                           -----------------------------

---------------------------------------
QUESTIONNAIRE

------------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
------------------------------------------------------------------------------------------------------------
1.      HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
        THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                           X
------------------------------------------------------------------------------------------------------------
2.      HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
        OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                     X
------------------------------------------------------------------------------------------------------------
3.      ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
        LOANS) DUE FROM RELATED PARTIES?                                                               X
------------------------------------------------------------------------------------------------------------
4.      HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
        THIS REPORTING PERIOD?                                                           X
-------------------------------------------------------------------------------------------------------------
5.      HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
        DEBTOR FROM ANY PARTY?                                                                         X
-------------------------------------------------------------------------------------------------------------
6.      ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                   X
-------------------------------------------------------------------------------------------------------------
7.      ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
        PAST DUE?                                                                                      X
-------------------------------------------------------------------------------------------------------------
8.      ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------------
9.      ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                     X
-------------------------------------------------------------------------------------------------------------
10.     ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
        DELINQUENT?                                                                                    X
-------------------------------------------------------------------------------------------------------------
11.     HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
        REPORTING PERIOD?                                                                              X
-------------------------------------------------------------------------------------------------------------
12.     ARE ANY WAGE PAYMENTS PAST DUE?                                                                X
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item #4-the Company has paid down approximately $602,000 on its revolving credit facility in accordance with various court orders. Cash used in the payments
--------------------------------------------------------------------------------
were a result of asset sales (aircraft and inventory) and internally generated cash.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------------
                                                                                   YES                NO
-------------------------------------------------------------------------------------------------------------
1.      ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
        NECESSARY INSURANCE COVERAGES IN EFFECT?                                    X
-------------------------------------------------------------------------------------------------------------
2.      ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                      X
-------------------------------------------------------------------------------------------------------------
3.      PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

________________________________________________________________________________
________________________________________________________________________________

----------------------------------------------------------------------------------------------------------------------------
                                       INSTALLMENT  PAYMENTS
----------------------------------------------------------------------------------------------------------------------------
             TYPE  OF                                                                                    PAYMENT AMOUNT
              POLICY                       CARRIER                           PERIOD COVERED                & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------
        121 Aircraft Insurance    Aviation Agency                 6/1/2000 - 5/31/2001                 781,160     Quarterly
-----------------------------------------------------------------------------------------------------------------------------
        Workers Comp              Aviation Agency                 01/01/2001 - 12/31/2001               95,000     Monthly
-----------------------------------------------------------------------------------------------------------------------------
        Inland Marine/Property    CGU                             4/1/2001 - 3/31/2002                   9,902     Monthly
------------------------------------------------------------------------------------------------------------------------------
        Professional Liab         Aviation Agency                 6/1/2000 - 5/31/2001                  25,291     Annual
------------------------------------------------------------------------------------------------------------------------------
        135 Aircraft Insurance    Aviation Agency                 10/1/2000 - 9/30/2001                100,266     Quarterly
-------------------------------------------------------------------------------------------------------------------------------
        Primary Auto              Aviation Agency                 4/1/2001 - 3/31/2002                  10,827     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Excess Auto               Aviation Agency                 4/1/2001 - 3/31/2002                  29,870     Annual
-------------------------------------------------------------------------------------------------------------------------------
        Aggregate Claims Liab     Reliastar                       5/1/2001 - 4/30/2002                  15,000     Annually
-------------------------------------------------------------------------------------------------------------------------------
        Claims Admin Runout       CIGNA                           5/1/2001 - 4/30/2002                 125,779     One time
-------------------------------------------------------------------------------------------------------------------------------
        Pilot Long Term Disabl    UNUM                            5/1/2001 - 4/30/2002                   7,975     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Stop Loss                 Reliastar                       5/1/2001 - 4/30/2002                  31,635     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Case Management           Reliastar                       5/1/2001 - 4/30/2002                   1,329     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Claims Administration     Allied Benefit System           5/1/2001 - 4/30/2002                  25,052     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Life/AD&D                 CIGNA                           5/1/2001 - 4/30/2002                  11,732     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        EAP                       Behavioral Health Partners      5/1/2001 - 4/30/2002                   2,941     Monthly
-------------------------------------------------------------------------------------------------------------------------------
        Section 125 Admin         Taxsaver                        5/1/2001 - 4/30/2002                   1,179     Monthly
-------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
CASE NAME: Kitty Hawk, Inc.                                                     FOOTNOTES SUPPLEMENT
---------------------------------------------------------

---------------------------------------------------------
CASE NUMBER: 400-42141-BJH                                                      ACCRUAL BASIS
---------------------------------------------------------

                                                 MONTH:                               May 2001
                                                        ------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS FORM NUMBER     LINE NUMBER                                 FOOTNOTE / EXPLANATION
---------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           3                        8        All cash received into the each subsidiary cash account is swept
--------------------------------------------------------------------------------------------------------------------------------
                                              each night to Kitty Hawk, Inc. Master Account
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           3                       31        All disbursements (either by wire transfer or check), including payroll, are
--------------------------------------------------------------------------------------------------------------------------------
                                              disbursed out of the Kitty Hawk, Inc. controlled disbursement
--------------------------------------------------------------------------------------------------------------------------------
                                              account.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           4                        6        All assessments of uncollectible accounts receivable are done
--------------------------------------------------------------------------------------------------------------------------------
                                              at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed
--------------------------------------------------------------------------------------------------------------------------------
                                              down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           7                                 All insurance policies are carried in the name of Kitty Hawk, Inc. and its
--------------------------------------------------------------------------------------------------------------------------------
                                              subsidiaries. Therefore, they are listed here accordingly.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
           6                    Insiders     Payments to insiders include a portion of the Court approved retention
--------------------------------------------------------------------------------------------------------------------------------
                                               payments in the month of May
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items


ACCRUAL BASIS-1                                                               May 2001
8.    OTHER (ATTACH LIST)                                         $                    337,816,272  Reported
                                                                  ---------------------------------
           Intercompany Receivables                                                    335,620,957
           Escrow JRC                                                                      400,000
           A/R Other                                                                       443,032
           A/R Employees                                                                         -
           A/R 401(k) Loan                                                                  (2,039)
           A/R Reconciling item                                                            (12,692)
           Deferred Taxes                                                                  776,266
           Deposits - Other                                                                174,749
           Deposits - Retainers                                                            415,999
                                                                  ---------------------------------
                                                                                       337,816,272  Detail
                                                                  ---------------------------------
                                                                                               -    Difference


14.   OTHER ASSETS - NET OF
      AMORTIZATION (ATTACH LIST)                                                         9,508,617  Reported
                                                                  ---------------------------------
           Loan organizaiton costs                                                       1,010,190
           Bond offering costs                                                           7,151,860
           Goodwill - KH Cargo                                                           1,346,567
                                                                  ---------------------------------
                                                                                         9,508,617  Detail
                                                                  ---------------------------------
                                                                                               -    Difference



15.   OTHER (ATTACH LIST)                                                              138,370,015
                                                                  ---------------------------------
           Investment in KH Aircargo                                                         1,000
           Investment in KH International                                               81,974,302
           Investment in Longhorn                                                        2,266,436
           Investment in KH Cargo                                                       54,128,277
                                                                  ---------------------------------
                                                                                       138,370,015  Detail
                                                                  ---------------------------------
                                                                                               -    Difference


22.   OTHER (ATTACH LIST)                                         $                      1,933,271  Reported
                                                                  ---------------------------------
           Accrued expenses                                                                344,218
           Accrued interest                                                                398,029
           Accrued health savings                                                          697,549
           A/P Aging reconciling item                                                      (25,854)
           A/P clearing                                                                          3
           Accrued 401(k)                                                                   17,956
           Accrued Salaries/Wages                                                          501,370
                                                                  ---------------------------------
                                                                                         1,933,271  Detail
                                                                  ---------------------------------
                                                                                               -    Difference

27.   OTHER (ATTACH LIST)                                                             $ 28,849,513  Reported
                                                                  ---------------------------------
           Deferred Taxes                                                               31,006,505
           Accrued Taxes payable                                                       (17,685,739)
           Interest payable                                                             15,528,747
                                                                  ---------------------------------
                                                                                        28,849,513  Detail
                                                                  ---------------------------------
                                                                                               -    Difference

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER: 400-42141

Details of Other Items

ACCRUAL BASIS-2
16.   NON-OPERATING INCOME (ATT. LIST)                                                    (205,976) Reported
                                                                  ---------------------------------
           Interest Income                                                                (124,301)
           Other Misc Income                                                               (81,675)
                                                                  ---------------------------------
                                                                                          (205,976) Detail
                                                                                               -    Difference



ACCRUAL BASIS-3

8.    OTHER (ATTACH LIST)                                                               23,052,811  Reported
                                                                  ---------------------------------
           Transfers from Charters                                                       1,376,605
           Transfers from Cargo                                                          8,095,817
           Transfers from Aircargo                                                       9,009,777
           Transfers from International                                                     83,500
           Cash deposits - non-lockbox                                                   4,262,282
           Interest income                                                                 120,017
           Misc Deposits                                                                   105,412
           NSF Checks                                                                         (599)
                                                                  ---------------------------------
                                                                                        23,052,811  Detail
                                                                  ---------------------------------
                                                                                               -    Difference
                                                                  ---------------------------------


25.   OTHER (ATTACH LIST)                                                                9,818,790  Reported
                                                                  ---------------------------------
           Inc. 401(k)                                                                      84,074
           Employee Expenses                                                                31,402
           Bank charges                                                                      6,623
           Refunds/Claims
           Interest expense
           Fuel                                                                          3,445,057
           Ground Handling                                                               1,726,659
           Shipping                                                                         48,663
           Ondemand Charter costs                                                           31,483
           135 Airline costs                                                                 7,435
           Building maintenance/security                                                    66,727
           Contract Labor                                                                  260,952
           Trucking                                                                        427,950
           Customs/Parking/Landing                                                         675,890
           Containers                                                                       56,617
           Simulator/Communication/Other Training                                          280,570
           Misc                                                                             34,903
           Voided checks and corrections                                                   (16,712)
           Board of Direcetors expenses                                                        120
           Charts/Manuals                                                                   43,693
           Shutdown costs                                                                   39,743
           Taxes                                                                            29,487
           Deicing                                                                          94,388
           Office                                                                           91,865
           Subcharter Aircraft                                                           2,351,201
                                                                  ---------------------------------

                                                                                         9,818,790  Detail
                                                                                               -    Difference
